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Exhibit 10(jjjj)

Amendment No. 1
to
Employment Agreement

        This Amendment No. 1 ("Amendment"), dated as of March 7, 2011 between James Reid-Anderson and Six Flags Entertainment Corporation amends that certain Employment Agreement, dated as of August 12, 2010 (the "Agreement") between James Reid-Anderson and Six Flags Entertainment Corporation. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Employment Agreement.

1.
Effective as of January 1, 2011, Section 2(c) of the Agreement is hereby amended in its entirety to read as follows:

          "(a)    Location.    Executive's principal place of employment shall be located at the Company's offices in Gurnee, Illinois but Executive shall be required to travel to and render services at other Company locations, including, without limitation, corporate headquarters (the "Headquarters"), as may reasonably be required by Executive's duties hereunder."

2.
Except as set forth in this Amendment, the Agreement remains in full force and effect.

        IN WITNESS WHEREOF, the undersigned execute this Amendment as of the date set forth above.

SIX FLAGS ENTERTAINMENT CORPORATION
By:	/s/ WALTER S. HAWRYLAK
	Name:	Walter S. Hawrylak
	Title:	SVP-Administration
/s/ JAMES REID-ANDERSON James Reid-Anderson

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  Exhibit 10(jjjj)
Amendment No. 1 to Employment Agreement